UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-1899

Dreyfus Growth Opportunity Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	2/28(9)

Date of reporting period:	08/31/07

SSL-DOCS2 70134233v5

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
22	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The	Fund

Dreyfus
Growth Opportunity Fund, Inc.

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Growth Opportunity Fund, Inc., covering the six-month period from March 1, 2007, through August 31, 2007.

An intensifying credit crisis later in the reporting period produced heightened volatility in most financial markets. As credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets, investors’ appetite for risk shifted from ample to cautious.While this change led to declines across most capitalization ranges of the U.S. stock market, gains achieved earlier in the reporting period still enabled most equity indices to post positive nominal results for the reporting period overall.

In our analysis, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. Many investors were encouraged by the Federal Reserve Board’s decision in August to lower the discount rate and even more so by its decision to lower the federal funds rate 50 basis points at its September meeting.We believe that these monetary policy changes will help to stabilize short-term market volatility and allow for the current economic cycle to moderate gradually.With that said, we also feel that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your financial advisor to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2007, through August 31, 2007, as provided by Elizabeth Slover and Martin Stephan, Portfolio Managers

Fund and Market Performance Overview

After generally rallying in the spring, the U.S. stock market later encountered heightened volatility stemming from intensifying credit and liquidity concerns.The fund fared relatively well in this changing market environment, as our security selection strategy produced higher returns than the benchmark in eight of 10 economic sectors.

For the six-month period ended August 31, 2007, Dreyfus Growth Opportunity Fund produced a total return of 7.94% .1 In comparison, the fund’s benchmark, the Russell 1000 Growth Index (the “Index”), produced a total return of 7.46% during the same period.2

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.To pursue these goals, the fund invests at least 80% of its assets in stocks of U.S. companies. We employ both “bottom-up” and “top-down” approaches to create a portfolio of growth stocks. Our top-down analysis of economic, market or industry trends may lead to overweighted or underweighted positions in certain market sectors. We then use bottom-up fundamental analysis within those sectors to identify companies with sound financial health, growing earnings or cash flows, strong competitive positions and the presence of a catalyst that can trigger an increase in the company’s stock price.

Mortgage Market Turmoil Dampens Equities’ Performance

Over the first half of the reporting period, moderate economic growth, robust corporate earnings and stable short-term interest rates supported higher stock prices, driving some market indices to record highs. However, by the reporting period’s end, turmoil in the sub-prime mortgage sector had spread to other parts of the financial markets.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Resulting credit, liquidity and economic concerns weighed heavily on equity markets over the summer, causing many stocks to give back a portion of their previous gains.

Our security selection strategy enabled the fund to participate in the early rally and hold up relatively well in the subsequent downturn. In the health care area, the fund benefited from stock selection as several solid purchases were made during times of temporary weakness. For example, we acquired shares of Amylin Pharmaceuticals during a downturn in the company’s prescription trends for its lead diabetes drug, Byetta. Subsequent stock performance was strong as demand for Byetta improved in the wake of controversy surrounding competitors’ diabetes drugs, and optimism increasing on Amylin’s follow-on drug called Byetta LAR.Another good performer was Schering-Plough, which posted two solid quarterly earnings results, driven by strong product sales.

The energy sector bolstered the fund’s performance as several oil services firms produced positive contributions. National Oilwell Varco gained market share strength and achieved revenue growth due to increasing orders for drilling equipment. Cameron International also climbed on heightened demand for its high-end pump and valve products for use in deep-sea wells. Diamond Offshore Drilling, a second-tier operator of offshore drilling rigs, benefited from high demand trickling down from reduced top-tier capacity. Finally, oil refiners Valero Energy and Marathon Oil both fared well as a result of positive pricing trends, while Marathon also benefited from the efficient integration of its exploration, refining and sales operations.

On the other hand, the fund received disappointing results in the information technology segment. Data storage company Network Appliance fell when the company missed earnings forecasts. Internet portal Yahoo! performed poorly amid intensifying management, market share and strategy challenges. The fund also did not invest in International Business Machines and Intel, strong performers for the Index, as we believed greater growth opportunities could be found among smaller companies in the personal-computer supply chain.

Although we maintained light exposure to underperforming financial industries, such as real-estate investment trusts and banks, our security selection strategy in the financial sector nonetheless hampered relative performance. MGIC Investment Corp. slid due to a deteriorating mortgage market and an unsuccessful merger.While brokerage firms such as Goldman Sachs Group were strong performers over the first three months of the reporting period, their asset management and investment banking activities were hurt by the credit crisis over the summer. Automobile financing company AmeriCredit also declined due to deteriorating investor sentiment in the weakened credit environment.

Finding Opportunities in a More Selective Marketplace

We have continued to find what we believe to be attractive growth opportunities in the energy sector, particularly in the oil services arena, as well as in most areas of the health care sector.We have favored semiconductor manufacturers in the information technology sector, as well as software firms and other companies that are part of the personal computer supply chain. On the other hand, we expect the financials sector to continue to be adversely affected by delinquencies and defaults in the mortgage market, and we have continued to pare back the fund’s exposure to businesses that, in our judgment, may be negatively affected by these issues.

September 17, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth Opportunity Fund, Inc. from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007

Expenses paid per $1,000 †	$ 5.19
Ending value (after expenses)	$1,079.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007

Expenses paid per $1,000 †	$ 5.04
Ending value (after expenses)	$1,020.21

† Expenses are equal to the fund’s annualized expense ratio of .99%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2007 (Unaudited)

Common Stocks—97.5%	Shares	Value ($)

Computer Software/Services—6.0%
Apple	38,130 [a]	5,280,242
Microsoft	264,910	7,610,864
		12,891,106
Consumer Discretionary—10.7%
Best Buy	32,400	1,423,980
Costco Wholesale	31,500	1,945,125
Gap	109,900	2,061,724
Garmin	12,430	1,265,747
Gildan Activewear	47,200 [a]	1,529,752
Marriott International, Cl. A	85,500	3,797,910
News, Cl. A	134,200	2,714,866
O’Reilly Automotive	48,800 [a]	1,734,352
Omnicom Group	33,800	1,721,434
Phillips-Van Heusen	28,200	1,642,086
Ross Stores	52,700	1,466,641
Walt Disney	51,900	1,743,840
		23,047,457
Consumer Staples—9.4%
Altria Group	60,900	4,227,069
Cadbury Schweppes, ADR	43,100	2,035,613
Coca-Cola Enterprises	57,680	1,373,938
Colgate-Palmolive	35,300	2,341,096
ConAgra Foods	40,500	1,041,255
PepsiCo	64,200	4,367,526
SUPERVALU	37,740	1,590,741
Wal-Mart Stores	77,470	3,380,016
		20,357,254
Energy—8.3%
Cameron International	30,200 [a]	2,469,454
Exxon Mobil	34,200	2,931,966
Marathon Oil	28,200	1,519,698
National Oilwell Varco	18,400 [a]	2,355,200
Noble	22,400	1,098,944
Schlumberger	39,900	3,850,350

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Sunoco	14,100	1,031,274
Transocean	10,200 [a]	1,071,918
XTO Energy	31,900	1,734,084
		18,062,888
Financial—5.8%
Ameriprise Financial	18,600	1,134,786
Capital One Financial	14,850	960,201
Franklin Resources	11,100	1,462,647
Goldman Sachs Group	10,400	1,830,504
JPMorgan Chase & Co.	48,200	2,145,864
MetLife	23,100	1,479,555
SLM	20,100	1,010,628
T. Rowe Price Group	50,480	2,590,634
		12,614,819
Health Care—17.7%
Abbott Laboratories	68,700	3,566,217
Aetna	36,400	1,853,124
Allergan	24,800	1,488,248
Amylin Pharmaceuticals	26,180 [a]	1,283,606
Celgene	29,300 [a]	1,881,353
Cerner	19,140 [a]	1,091,746
Covance	19,370 [a]	1,420,208
DaVita	24,400 [a]	1,403,488
Express Scripts	30,900 [a]	1,691,775
Gen-Probe	17,300 [a]	1,107,546
Gilead Sciences	66,620 [a]	2,422,969
IMS Health	56,610	1,694,903
Johnson & Johnson	43,200	2,669,328
Medco Health Solutions	19,500 [a]	1,666,275
Medtronic	44,860	2,370,402
Merck & Co.	86,200	4,324,654
Schering-Plough	79,020	2,372,180
Shire, ADR	14,600	1,149,604
Thermo Fisher Scientific	29,000 [a]	1,572,670
VCA Antech	33,580 [a]	1,373,086
		38,403,382

Common Stocks (continued)	Shares	Value ($)

Industrials—11.9%
3M	25,030	2,277,480
AirTran Holdings	209,970 [a]	2,206,785
Danaher	22,300	1,731,818
Dover	27,500	1,358,500
Emerson Electric	53,600	2,638,728
Empresa Brasileira de Aeronautica, ADR	27,400	1,237,384
European Aeronautic Defence and Space	85,800	2,546,884
General Electric	138,700	5,391,269
Goodrich	53,700	3,391,692
Honeywell International	25,300	1,420,595
Raytheon	24,500	1,502,830
		25,703,965
Information Technology—22.7%
Adobe Systems	59,000 [a]	2,522,250
Autodesk	52,760 [a]	2,443,843
Broadcom, Cl. A	52,100 [a]	1,797,450
Ciena	40,800 [a]	1,545,504
Cisco Systems	213,880 [a]	6,827,050
Cognizant Technology Solutions, Cl. A	30,200 [a]	2,220,002
Electronic Arts	34,400 [a]	1,821,136
Google, Cl. A	10,900 [a]	5,616,225
Hewlett-Packard	101,600	5,013,960
KLA-Tencor	29,500	1,695,365
Maxim Integrated Products	49,400	1,482,494
McAfee	46,400 [a]	1,658,800
NVIDIA	33,300 [a]	1,703,628
Oracle	139,440 [a]	2,827,843
QUALCOMM	75,000	2,991,750
SanDisk	31,100 [a]	1,743,466
Texas Instruments	106,240	3,637,658
Yahoo!	72,700 [a]	1,652,471
		49,200,895
Materials—3.8%
Celanese, Ser. A	54,700	1,964,824
Cytec Industries	30,900	2,051,760
Freeport-McMoRan Copper & Gold	24,100	2,106,822

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Materials (continued)
Praxair	28,100	2,126,046
		8,249,452
Utilities—1.2%
Constellation Energy Group	14,600	1,210,924
Public Service Enterprise Group	15,300	1,300,347
		2,511,271
Total Common Stocks
(cost $181,665,256)		211,042,489

Other Investment—1.8%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,793,000)	3,793,000 [b]	3,793,000

Total Investments (cost $185,458,256)	99.3%	214,835,489
Cash and Receivables (Net)	.7%	1,441,534
Net Assets	100.0%	216,277,023

ADR—American Depository Receipts
[a]	Non-income producing security.
[b]	Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Information Technology	22.7	Computer Software/Services	6.0
Health Care	17.7	Financial	5.8
Industrials	11.9	Materials	3.8
Consumer Discretionary	10.7	Money Market Investment	1.8
Consumer Staples	9.4	Utilities	1.2
Energy	8.3		99.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	181,665,256	211,042,489
Affiliated issuers	3,793,000	3,793,000
Cash		4,284
Receivable for investment securities sold		3,261,562
Dividends and interest receivable		211,028
Receivable for shares of Common Stock subscribed		9,320
Prepaid expenses		13,584
		218,335,267

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		150,897
Payable for investment securities purchased		1,817,548
Payable for shares of Common Stock redeemed		34,676
Interest payable—Note 2		252
Accrued expenses		54,871
		2,058,244

Net Assets ($)		216,277,023

Composition of Net Assets ($):
Paid-in capital		177,099,353
Accumulated undistributed investment income—net		711,835
Accumulated net realized gain (loss) on investments		9,088,602
Accumulated net unrealized appreciation
(depreciation) on investments		29,377,233

Net Assets ($)		216,277,023

Shares Outstanding
(100 million shares of $.001par value shares of Common Stock authorized)		23,223,259
Net Asset Value, offering and redemption price per share ($)		9.31

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS

Six Months Ended August 31, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $4,845 foreign taxes withheld at source):
Unaffiliated issuers	1,711,566
Affiliated issuers	78,391
Income from securities lending	547
Total Income	1,790,504
Expenses:
Management fee—Note 3(a)	813,374
Shareholder servicing costs—Note 3(b)	163,221
Professional fees	27,351
Prospectus and shareholders’ reports	15,237
Registration fees	10,838
Custodian fees—Note 3(b)	10,538
Directors’ fees and expenses—Note 3(c)	4,866
Interest expense—Note 2	1,074
Loan commitment fees—Note 2	624
Miscellaneous	10,319
Total Expenses	1,057,442
Less—reduction in custody fees due to
earnings credits—Note 1(c)	(1,046)
Net Expenses	1,056,396
Investment Income—Net	734,108

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,417,984
Net unrealized appreciation (depreciation) on investments	4,336,898
Net Realized and Unrealized Gain (Loss) on Investments	15,754,882
Net Increase in Net Assets Resulting from Operations	16,488,990

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2007	Year Ended
	(Unaudited)	February 28, 2007

Operations ($):
Investment income—net	734,108	398,422
Net realized gain (loss) on investments	11,417,984	17,020,006
Net unrealized appreciation
(depreciation) on investments	4,336,898	(3,976,684)
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,488,990	13,441,744

Dividends to Shareholders from ($):
Investment income—net	(297,777)	(553,341)
Net realized gain on investments	(5,978,432)	(13,424,451)
Total Dividends	(6,276,209)	(13,977,792)

Capital Stock Transactions ($):
Net proceeds from shares sold	1,186,360	4,494,781
Dividends reinvested	6,063,266	13,486,468
Cost of shares redeemed	(11,546,856)	(31,597,833)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(4,297,230)	(13,616,584)
Total Increase (Decrease) in Net Assets	5,915,551	(14,152,632)

Net Assets ($):
Beginning of Period	210,361,472	224,514,104
End of Period	216,277,023	210,361,472
Undistributed investment income—net	711,835	275,504

Capital Share Transactions (Shares):
Shares sold	128,583	511,468
Shares issued for dividends reinvested	652,499	1,528,178
Shares redeemed	(1,240,167)	(3,592,821)
Net Increase (Decrease) in Shares Outstanding	(459,085)	(1,553,175)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended August 31, 2007 (Unaudited)	2007	Fiscal Year Ended February, 2006	2005	2004	2003

Per Share Data ($):
Net asset value,
beginning of period	8.88	8.90	8.07	8.04	5.99	7.76
Investment Operations:
Investment income—net [a]	.03	.02	.02	.05	.04	.02
Net realized and unrealized
gain (loss) on investments	.67	.56	.83	.04	2.04	(1.77)
Total from Investment Operations	.70	.58	.85	.09	2.08	(1.75)
Distributions:
Dividends from investment
income—net	(.01)	(.02)	(.02)	(.06)	(.03)	(.02)
Dividends from net realized
gain on investments	(.26)	(.58)	—	—	—	—
Total Distributions	(.27)	(.60)	(.02)	(.06)	(.03)	(.02)
Net asset value, end of period	9.31	8.88	8.90	8.07	8.04	5.99

Total Return (%)	7.94[b]	6.61	10.58	1.12	34.81	(22.62)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.49[b]	1.04	1.02	1.04	1.03	1.06
Ratio of net investment income
to average net assets	.34[b]	.19	.19	.66	.50	.32
Portfolio Turnover Rate	46.97[b]	101.93	85.41	103.82	78.29	72.32

Net Assets, end of period
($ x 1,000)	216,277	210,361	224,514	226,827	250,822	200,232

[a]	Based on average shares outstanding at each month end.
[b]	Not annualized.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS ( U n a u d i t e d )

NOTE 1—Significant Accounting Policies:

Dreyfus Growth Opportunity Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940,as amended (the “Act”),as a diversified open-end management investment company.The fund’s investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on the

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax characters of distributions paid to shareholders during the fiscal year ended February 28, 2007 were as follows: ordinary income $553,341 and long term capital gains $13,424,451.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2007 was approximately $37,900, with a related weighted average annualized interest rate of 5.71% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the Manager will bear such excess expense. During the period ended August 31, 2007, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2007, the fund was charged $77,951 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2007, the fund was charged $56,387 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank,N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2007, the fund was charged $10,538 pursuant to the custody agreement.

During the period ended August 31, 2007, the fund was charged $2,411 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $132,916, custody fees $6,272, chief compliance officer fees $2,009, and transfer agency per account fees $9,700.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2007, amounted to $99,838,364 and $111,709,929, respectively.

At August 31, 2007, accumulated net unrealized appreciation on investments was $29,377,233, consisting of $31,948,728 gross unrealized appreciation and $2,571,495 gross unrealized depreciation.

At August 31, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investment).

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2008. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees.

In its review of performance, the Board noted that the fund’s average annual total return ranked in the second quintile of its Performance Group and its Performance Universe for the one- year period ended December 31, 2006.The Board further noted that the fund’s average annual total returns for the one and two year periods ended December 31, 2006 exceeded the median total returns of the Performance Group and Performance Universe for the same periods.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios compared to the other funds in the Expense Group, noting, among other things, that the fund’s actual management fee and total expense ratio were in the second quintile and first quintile, respectively (the first quintile represents funds with the lowest fees).

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Funds”). Dreyfus’s representatives also reviewed the costs

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

associated with distribution through intermediaries.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that the differences in fees paid by the Similar Funds seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 25

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth Opportunity Fund, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 23, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	October 23, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)